SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[_]

Check the appropriate box:

[_]	Preliminary Proxy Statement	[_]	Soliciting Material Under Rule 14a-12
[_]	Confidential, For Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials

The South Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

_______________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

________________________________________________________________________

5)	Total fee paid:

________________________________________________________________________

[_]	Fee paid previously with preliminary materials:

________________________________________________________________________

[_]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:

________________________________________________________________________

3)	Filing Party:

________________________________________________________________________

4)	Date Filed:

________________________________________________________________________

The Board of Directors of The South Financial Group, Inc. recommends a vote “FOR” the following proposals.

Please mark as indicated in this example ☒

C O M M O N

1.	ELECTION OF DIRECTORS set forth below and to set the number of directors at 16 persons (except as marked to the contrary below).

Nominees:

(01)	J. W. Davis	(02)	M. Dexter Hagy	(03)	Challis M. Lowe
(04)	Darla D. Moore	(05)	H. Earle Russell, Jr.	(06)	William R. Timmons III
(07)	Samuel H. Vickers	(08)	David C. Wakefield III

For	Withhold All	For All Except
☐	☐	☐

INSTRUCTION: To withhold authority to vote for any Nominee(s), mark “For All Except” and write that Nominee(s’)
name(s) or number(s) in the space provided below.

2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as TSFG’s independent registered public accounting firm for fiscal year 2006.

For	Against	Abstain
☐	☐	☐

3.	At their discretion upon such other matters as may properly come before the meeting.

This proxy is solicited on behalf of the Board of Directors of The South Financial Group, Inc. If not otherwise specified, this proxy will be voted for approval of each of the proposals above.

Please sign this instruction card as your name or names appear hereon. If stock is held jointly, signature should appear for both names. When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting. If stock is held by a corporation, please sign in full corporate name by authorized officer and give title of office.

Please be sure to date and sign this instruction card in the box below.

_______________________________________________	________________
Sign above	Date

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW.

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., April 18, 2006. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., April 18, 2006.

1-866-855-9697

Vote by Internet

Go to the following address anytime prior to 3 a.m., April 18, 2006:

https://www.proxyvotenow.com/tsfg

Please note that the last vote received, whether by telephone, Internet or by mail,

will be the vote counted.

ON-LINE PROXY MATERIALS: Access at https://www.proxyvotenow.com/tsfg

YOUR VOTE IS IMPORTANT!